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                                                                    Exhibit 23.1

                             KPMG PEAT MARWICK LLP
                               225 Market Street
                                   Suite 300
                                 P.O. Box 1190
                          Harrisburg, PA   17108-1190


The Board of Directors
Harris Financial, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG Peat Marwick
July 8, 1998